SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of April 13, 2005, by and among ADAMS GOLF, INC., a Delaware corporation; ADAMS GOLF HOLDING CORP, a Delaware corporation; ADAMS GOLF GP CORP, a Delaware corporation; ADAMS GOLF, LTD., a Texas limited partnership; ADAMS GOLF IP, LP, a Delaware limited partnership; and ADAMS GOLF MANAGEMENT CORP, a Delaware corporation (the "Borrowers"), and BANK OF TEXAS, N.A. ("Lender").

RECITALS

    Borrowers and Lender entered into that certain Credit Agreement dated as of February 13, 2004 (as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2005, the "Credit Agreement").

    In connection with the Credit Agreement, Borrowers executed and delivered to Lender that certain Promissory Note dated February 13, 2004, in the original principal amount of $2,000,000 (the "Note").

    Borrowers have requested Lender to increase the Commitment from $2,000,000 to $5,000,000 and extend the Termination Date to April 13, 2008.

    Borrowers and Lender desire to amend the Credit Agreement and the Note as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

  Definitions

  Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

  Section 2.1 Amendment to Definition of "Commitment" in the Credit Agreement. The definition of "Commitment" contained in Article 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

  "Commitment" means the obligation of Lender to make the Loans to Borrowers pursuant to Section 2.1 up to an aggregate principal amount at any time outstanding of $5,000,000.00.

  Section 2.2 Amendment to Definition of "Termination Date" in the Credit Agreement. The definition of "Termination Date" contained in Article 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

  "Termination Date" means April 13, 2008, unless sooner terminated pursuant to Section 6.2.

  Conditions Precedent

  Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

      Lender shall have received this Amendment duly executed by Borrowers;

      Lender shall have received an Amended and Restated Promissory Note (the "Amended and Restated Note") in the form of Exhibit A attached hereto duly executed by Borrowers;

      Lender shall have received a certificate from each of the Borrowers certifying that the Articles of Incorporation, Bylaws, Certificate of Limited Partnership, Partnership, or other appropriate organizational documents (as any of these documents may have been amended) of such Borrower attached thereto are true and correct copies of the Articles of Incorporation, Bylaws, Certificate of Limited Partnership, Partnership, or other appropriate organizational documents (as any of these documents may have been amended) of such Borrower and that the resolutions attached thereto are a true and correct copy of resolutions duly adopted by such Borrower, authorizing the execution of this Amendment and any other Loan Documents; and;

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except to the extent such representation or warranty relates specifically to an earlier date); and

      No Event of Default shall have occurred and be continuing and no default shall exist under the Credit Agreement or any other Loan Document.

  Ratifications, Representations and Warranties

  Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

  Section 4.2 Representations and Warranties. Each Borrower hereby represents and warrants to Lender as follows:

      The execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the articles of incorporation or bylaws of the Borrowers or any agreement, document, judgment, license, order or permit applicable to or binding upon the Borrowers or their respective assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

      The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

      Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents; and

      Borrowers have not amended their articles of incorporation or bylaws or any other organizational documents since the date of the execution of the Credit Agreement.

  Miscellaneous

Section 5.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement and any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection therewith and with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2 Reference to Credit Agreement and Note. Each of the Loan Documents, including the Credit Agreement and the Note and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, and the Note as amended by the Amended and Restated Note are hereby amended so that any reference in such Loan Documents to the Credit Agreement and the Note shall mean a reference to the Credit Agreement, as amended hereby, and the Note as amended by the Amended and Restated Note.

Section 5.3 Expenses of Lender. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, and any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

Section 5.4 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER, ITS PREDECESSORS, AGENTS, ATTORNEYS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, ITS PREDECESSORS, AGENTS, ATTORNEYS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 5.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.6 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except the Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 5.9 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE NOTE, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Borrowers and the Lender have caused this Amendment to be executed on the date first written above by their duly authorized officers.

LENDER:

LENDER:

BANK OF TEXAS, N.A., a national banking association

By: /S/ ERIC KRAFT

Name: Eric L. Kraft

Title: Vice President

BORROWERS:

ADAMS GOLF, INC., a Delaware corporation

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: Chief Financial Officer

ADAMS GOLF HOLDING CORP., a Delaware corporation

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: Vice President

ADAMS GOLF GP CORP., a Delaware corporation

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: President

ADAMS GOLF, LTD., a Texas limited partnership

By: Adams Golf GP Corp, a Delaware corporation,

its sole General Partner

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: President

ADAMS GOLF IP LP, a Delaware corporation

By: Adams Golf GP Corp, a Delaware corporation,

its sole General Partner

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: President

ADAMS GOLF MANAGEMENT CORP., a Delaware corporation

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: President

AMENDED AND RESTATED PROMISSORY NOTE

$5,000,000.00 Dallas, Texas April 13, 2005

For value received, the undersigned ADAMS GOLF, INC., a Delaware corporation, ADAMS GOLF HOLDING CORP., a Delaware corporation, ADAMS GOLF GP CORP., a Delaware corporation, ADAMS GOLF, LTD., a Texas limited partnership, ADAMS GOLF IP, LP, a Delaware limited partnership, and ADAMS GOLF MANAGEMENT CORP., a Delaware corporation (hereinafter collectively called "Borrowers") jointly and severally promise to pay as hereinafter provided unto the order of BANK OF TEXAS, N.A. (Bank of Texas, N.A., together with any subsequent holder of this Note is called "Lender") at its offices at 5956 Sherry Lane, Suite 1100, Dallas, Texas 75225 or such other location as Lender may hereafter designate in writing, in lawful money of the United States of America the sum of Five Million and No/100 Dollars ($5,000,000.00) or so much thereof as may be advanced and outstanding, under that certain Credit Agreement of even date herewith among Borrowers and Lender (such agreement as the same may be amended from time to time is herein called the "Credit Agreement"), together with interest on the principal from time to time outstanding from the date of advancement until maturity at the lower of (a) a variable rate per annum (the "Applicable Rate") at all times equal to the Prime Rate minus one-half of one percent (1/2 of 1%), with adjustments in the Applicable Rate to be made on the same date as any change in the Prime Rate or (b) the Maximum Rate. Adjustment due to changes in the Maximum Rate will be made on the effective date of any change in the Maximum Rate.

All defined terms used but not defined herein shall have the meanings respectively assigned to them in the Credit Agreement.

If at any time during the term of this Note the Applicable Rate exceeds the Maximum Rate, the rate of interest to accrue on this Note shall be limited to the Maximum Rate, but if thereafter the Applicable Rate is less than the Maximum Rate, at the option of Lender, the rate of interest to accrue on this Note shall be the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Applicable Rate had at all times been in effect.

The principal of this Note is due and payable on April 13, 2008. Accrued interest hereunder is due and payable in quarterly installments on the 13th of day of each May, August, November and February until April 13, 2008, on which date the unpaid principal and all accrued unpaid interest thereon shall be due and payable in full.

The unpaid principal balance hereof shall at no time exceed the amount of Five Million and No/100 Dollars ($5,000,000.00). The unpaid principal balance of this Note at any time shall be the total amounts loaned or advanced hereunder by the Lender, less the amount of payments or prepayments of principal made hereon by or for the account of Borrowers. It is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans or advances made pursuant to and under the terms of this Note and the Credit Agreement subsequent to each such occurrence. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Borrowers covenant and agree to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the loans or advances made pursuant to the Credit Agreement and the other terms of this Note and shall bear interest at the rates hereinabove stated.

Borrowers hereby authorize Lender to record in Lender's internal records the amount of all Loans made to Borrowers by Lender and all payments of principal in respect of such Loans, which recordings shall, in absence of manifest error, be conclusive as to the outstanding amount of all Loans; provided, however, that the failure to make such recordings with respect to such Loans, advances, payments or other appropriate debits or credit shall not limit or otherwise affect the obligations of Borrowers under the Credit Agreement or this Note.

For so long as any Event of Default exists under this Note or under any of the other Loan Documents, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue on the outstanding principal balance hereof at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Borrowers acknowledge that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or Event of Default, and such accrued interest is reasonable estimate of those damages and do not constitute a penalty.

If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Borrowers and each other liable party agree to pay Lender its collection costs, including a reasonable amount for attorney's fees, but in no event to exceed the maximum amount permitted by law. Borrowers and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Borrowers and each other liable party, hereby expressly waive demand, presentment for payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, diligence in collecting and the bringing of any suit against any party, and Borrowers and each other liable party hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security here for, in whole or in part, with or without notice, from time to time, before or after maturity.

It is the intent of Lender and Borrowers in the execution of this Note and all other Loan Documents to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and Borrowers stipulate and agree that none of the terms and provisions contained herein or in any other Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate. Neither Borrowers nor any co-Borrowers, endorsers, sureties, guarantors or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest or finance charges at a rate in excess of the Maximum Rate, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitation on how interest accrues hereon. By execution of this Note, Borrowers acknowledge that they believe the loans evidenced hereby to be non-usurious. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE. BORROWERS HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF TEXAS AND TO THE VENUE OF DALLAS COUNTY AND CONSENT AND AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON THEM IN ANY LEGAL PROCEEDING RELATING TO THIS NOTE BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW.

In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

This Note is issued pursuant to and is entitled to the benefits of the Credit Agreement and evidences Loans made by Lender thereunder. Reference is hereby made to the Credit Agreement for certain provisions relating to the acceleration of the maturity hereof upon the occurrence of certain events specified therein and for all other pertinent purposes.

This Note is extended in amendment and restatement, but not extinguishment, of that certain Promissory Note dated February 13, 2004, in the principal amount of $2,000,000.00, executed and delivered by Borrowers and payable to the order of Lender.

Payment of this Note is secured by the Collateral as described in the Credit Agreement.

BORROWERS:

ADAMS GOLF, INC., a Delaware corporation

By: /S/ ERIC LOGAN

Name: Eric Logan

Title: Chief Financial Officer

ADAMS GOLF HOLDING CORP., a Delaware corporation

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: Vice President

ADAMS GOLF GP CORP, a Delaware corporation

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: President

ADAMS GOLF, LTD., a Texas limited partnership

By: Adams Golf GP Corp, a Delaware corporation, its sole General Partner

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: President

By: Adams Golf GP Corp, a Delaware corporation,

its sole General Partner

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: President

ADAMS GOLF MANAGEMENT CORP., a Delaware corporation

By:/S/ ERIC LOGAN

Name: Eric Logan

Title: Vice President